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Exhibit 99.1

Monthly Certificate
June 2003

CompuCredit Credit Card Master Note Business Trust

Series 2000-Six

Monthly Period - From:	6/1/2003
To:	6/30/2003
Determination Date:	7/14/2003
Distribution Date:	7/15/2003
Number of days in the Monthly Period:	30
Class A Initial Note Principal Balance:	$600,000,000.00
Revolving Period or Redemption Period?	Revolving
Early Termination Event?	No

Pursuant to Section 3.04(b) of the Transfer and Servicing Agreement, dated as of July 14, 2000 as amended from time to time, (the "Transfer and Servicing Agreement"), among CompuCredit Corporation, as Servicer ("CompuCredit"), CompuCredit Funding Corp., as Transferor ("Funding"), CompuCredit Credit Card Master Note Business Trust, as Issuer (the "Issuer") and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"), and Section 5.02(a) of the Series 2000-Six Supplement to the Master Indenture, dated as of September 7, 2000 and as amended from time to time, (the "Master Indenture" and the "Indenture Supplement" respectively), each among CompuCredit, Funding and the Indenture Trustee (the Master Indenture, together with the Indenture Supplement, the "Indenture"), CompuCredit is required to prepare certain information each month regarding the current distributions to the Noteholders and the performance of the Issuer during the previous month. The undersigned, a duly authorized representative of the Servicer, does hereby certify in this Certificate (this "Certificate"):

  i
  Capitalized terms used in this Certificate have their respective meanings set forth in the Indenture or the Transfer and Servicing Agreement. References herein to certain sections and subsections are references to their respective sections and subsections of the Indenture.

  ii
  This Certificate is being delivered pursuant to Section 5.02(a) of the Indenture Supplement.

  iii
  CompuCredit is the Servicer under the Indenture and the Transfer and Servicing Agreement. The undersigned is an authorized officer of the Servicer.

  iv
  The date of this Certificate is on, or prior to, the Determination Date related to the Distribution Date specified above.

  v
  No Early Redemption Event has occurred under the Agreement.

  vi
  As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Indenture and the Transfer and Servicing Agreement for the Monthly Period preceding such Distribution Date.

A.	Principal Receivables and Special Funding Account Information
	1.	Principal Receivables and Special Funding Account balance
		(a)	such Principal Receivables outstanding on the last day of the Monthly Period	$1,290,785,695.16

		(b)	average daily Principal Receivables outstanding during the Monthly Period	$1,256,350,803.10

		(c)	Special Funding Account balance as of the last day of the Monthly Period	25,708,411.63

	2.	Discount Percentage		0%

	3.	Principal Receivables Net of Discount Option Receivables
		(a)	such Principal Receivables as of the last day of the Monthly Period (line 1(a) minus (line 1(a) times line 2))	$1,290,785,695.16

B.	Investor Information
	4.	The Average Note Principal Balance during the Monthly Period (line 4(a) plus line 4(b))		$659,340,660.00

		(a)	Class A Average Note Principal Balance during the Monthly Period	$600,000,000.00

		(b)	Class B-1 Average Note Principal Balance during the Monthly Period	$27,352,000.00

		(c)	Class B-2 Average Note Principal Balance during the Monthly Period	$31,988,660.00

	5.	Note Principal Balance on the last day of the Monthly Period (line 5 (a) plus line 5 (b))		$659,340,660.00

		(a)	Class A Note Principal Balance on the last day of the Monthly Period	$600,000,000.00

		(b)	Class B-1 Note Principal Balance on the last day of the Monthly Period	$27,352,000.00

		(c)	Class B-2 Note Principal Balance on the last day of the Monthly Period	$31,988,660.00

C.	Default Information
	6.	Defaulted Amount for the Monthly Period		$16,844,958.01

		(a)	Net Defaulted Amount for the Monthly Period	$16,011,617.64

	7.	Series 2000-Six Allocable Defaulted Amount for the Monthly Period (line 6 times line 9)		$3,038,929.11

	8.	Series Default Amount for Monthly Period (line 7 times line 11)		$2,929,372.67

D.	Investor Percentages For The Monthly Period
	9.	Series 2000-Six Allocation Percentage
		(a)	Series Allocation for Finance Calculations	18.04059%

		(b)	Series Allocation for Principal Calculations	45.43440%

	10.	Fixed/Floating Allocation Percentage for the related Monthly Period		100.00%

	11.	Floating Allocation Percentage for the related Monthly Period		96.39%

E.	Collection Information For The Monthly Period
	12.	The aggregate amount of cash Collections for the Monthly Period		$112,725,203.36

	13.	Aggregate amount of Collections of Principal Receivables (actual Collections of Principal Receivables without regard to Discount Options Receivables, if any)		$75,530,120.29

	14.	Collections of Discount Option Receivables (line 13 times line 2)		$—

	15.	Collections of Principal Receivables (line 13 minus line 14)		$75,530,120.29

	16.	The aggregate amount of Collections of Finance Charge Receivables (line 12 minus line 15)		$37,195,083.07

	17.	The Series 2000-Six Allocable Principal Collections (line 15 times line 9(b))		$34,316,658.38

		(a)	Noteholder portion of the Series 2000-Six Allocable Principal Collections (line 17 times line 10)	$34,316,658.38

		(b)	The Transferor portion of Series 2000-Six Allocable Principal Collections (Line 17 times (1 minus line 10))	$—

	18.	The Series 2000-Six Allocable Finance Collections (line 16 times line 9(a))		$6,710,210.89

		(a)	Noteholder portion of the Series 2000-Six Allocable Finance Collections (line 18 times line 11)	$6,468,301.06

		(b)	The Transferor portion of Series 2000-Six Allocable Finance Collections (Line 18 times (1 minus line 11))	$241,909.83

	19.	Required Spread Account Amount		$—

	20.	Available Spread Account Amount		$—

	21.	Check: (line 17 plus 18 minus sum of lines 17(a), 17(b), 18(a) and 18(b) must equal zero)		$(0.00)

F.	Withdrawal Information From The Collection Account Relating To Collections of Finance Charge Receivables and Reallocated Principal Collections
	Pursuant to Subsection 4.05(a)(i)
	22.	Class A Monthly Interest (calculated on the basis of the actual days elasped and a 360-day year)
		(a)	Number of days included in the Interest Period. Beginning 6/16/2003 Ending 7/15/2003	29

		(b)	LIBOR rates for the Interest Period—as determined by the Indenture Trustee	1.18000%

		(c)	Interest for the Monthly Period ($600mm times line 22(a) times line 22(b))	$570,333.33

		(d)	Applicable Margin (.22% times $600mm times line 22(a))	$106,333.33

		(e)	Class A Monthly Interest previously due but not distributed.	$—

		(f)	Class A Additional Interest for any Distribution Date	$—

		(g)	Total due to Class A Noteholder (line 22(c) through line 22(f))	$676,666.67

	Class B-1 Monthly Interest (calculated on the basis of the actual days elasped and a 360-day year)
	(h) Number of days included in the Interest Period. Beginning 6/16/2003 Ending 7/15/2003	29

	(i) Class B-1 Note Interest Rate for the Interest Period	15.00000%

	(j) Interest for the Monthly Period ($27.352mm times line 22(i) times line 22(h))	$330,503.33

	(k) Class B-1 Monthly Interest previously due but not distributed.	$—

	(l) Class B-1 Additional Interest for any Distribution Date	$—

	(m) Total due to Class B Noteholder (line 22(j) through line 22(l))	$330,503.33

	Total Monthly Interest and Applicable Margin Class A and Class B-1 (line 22(g) plus 22(m)	$1,007,170.00

Pursuant to Subsection 4.05(a)(ii)
23.	Series Default Amount for the Monthly Period shall be treated as Available Principal Collections (line 8)	$2,929,372.67

Pursuant to Subsection 4.05(a)(iii)
24.	Series 2000-Six portion of the Monthly Servicing Fee ((line 4 minus (line 1(e) times line 9) times .10%)/12)	$54,558.56

25.	Accrued and unpaid Monthly Servicing Fees	$—

Pursuant to Subsection 4.05(a)(iv)
26.	If the Transferor fails to pay to the Issuer the amount the Issuer is required to deposit on such Distribution Date into the Special Funding Account pursuant to Section 3.08(a) of the Transfer and Servicing Agreement, the product of (a) the Series 2000-Six Allocation Percentage, (b) the Floating Allocation Percentage and (c) the amount the Transferor should have paid to the Issuer for deposit into the Special Funding Account on such Distribution Date shall be treated as a portion of Available Principal Collections	$—

Pursuant to Subsection 4.05(a)(v)
27.	The aggregate Reduction Amounts and Reallocated Principal which have not been previously reimbursed shall be treated as a portion of Available Principal Collections (prior month line 54)	$—

Pursuant to Subsection 4.05(a)(vi)
28.	Insurance Premium due to the Insurer for the current or any prior Distribution Date	$150,000.00

Pursuant to Subsection 4.05(a)(vii)
29.	If an Early Redemption Event has occurred, an amount up to the Class A Note Principal Balance shall be treated as Available Principal Collections and distributed to the Class A Noteholders	$—

Pursuant to Subsection 4.05(a)(viii)
	30.	Any unreimbursed claims on the Policy plus any accrued interest thereon determined as provided in the Insurance Agreement shall be paid to the Insurer.	$—

Pursuant to Subsection 4.05(a)(x)
	31.	Any unpaid amounts owed to the Insurer under the Insurance Agreement shall be paid to the Insurer	$—

Pursuant to Subsection 4.05(a)(xi)
	32.	The excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account.	$—

Pursuant to Subsection 4.05(a)(xiii)
	33.	Amount constituting a portion of Excess Finance Charge Collections to be allocated and distributed as set forth in Section 4.05 of the Transfer and Servicing Agreement (line 18(a) minus lines 22(g) & 22(m), minus lines 23 through 32)	$2,327,199.83

	34.	Amount on line 33 allocated per Section 4.05 of the Transfer and Servicing Agreement to other Series	$—

	35.	Amount on line 33 to be distributed per Section 4.05 of the Transfer and Servicing Agreement to the Issuer (line 33 minus line 34)	$2,327,199.83

G.	Withdrawal Information From The Collection Account Relating To Collections of Principal Receivables
Pursuant to Subsection 4.05(b)
	36.	Noteholder portion of Collections of Principal Receivables (line 17(a))	$34,316,658.38

	37.	Noteholder portion of Collections of Finance Charge Receivables recharacterized as Available Principal Collections
		(a) Series Default Amount for the preceding Monthly Period shall be treated as Available Principal Collections (line 23)	$2,929,372.67

		(b) If the Transferor fails to pay to the Issuer the amount the Issuer is required to deposit on such Distribution Date into the Special Funding Account pursuant to Section 3.08 (a) of the Transfer and Servicing Agreement, the product of (a) the Series 2000-Six Allocation Percentage, (b) the Floating Allocation Percentage and (c) the amount the Transferor should have paid to the Issuer for deposit into the Special Funding Account on such Distribution Date hall be treated as a portion of Available Principal Collections	$—

		(c) The aggregate Reduction Amounts which have not been previously reimbursed shall be treated as a portion of Available Principal Collections (line 27)	$—

		(d) If an Early Redemption Event has occurred, an amount up to the Class A Note Principal Balance shall be treated as Available Principal Collections (line 29)	$—

	38.	Aggregate amount of Collections of Finance Charge Receivables recharacterized as Collections of Principal Receivables (sum of line 37(a) through 37(d))	$2,929,372.67

	39.	Reallocated Principal Collections pursuant to section 4.07	$—

	40.	Shared Principal Collections allocated to Series 2000-Six	$29,420,635.63

	41.	Available Principal Collections (line 36 plus line 38 minus line 39 plus line 40)	$66,666,666.67

	If Revolving Period, the amount specified in line 41 shall be allocated as follows:
	Pursuant to Subsection 4.05(b)(i)
	42.	The excess, if any, of (1) the Class B Note Principal Balance less the amount of unreimbursed Reduction Amounts and Reallocated Principal Collections used to fund the Class A Required Amount over (2) the Required Subordinate Amount shall be distributed to Class B Noteholders	$—

	Pursuant to Subsection 4.05(b)(ii)
	43.	Amount to be treated as Shared Principal Collections (line 41 minus line 42)	$66,666,666.67

	44.	Aggregate Amount of Principal shortfalls for other Principal sharing Series	$—

	45.	Required Principal Accumulation Amount deposited into the Principal Funding Account	$66,666,666.67

	46.	Amount to be distributed per section 4.02 of the Transfer and Servicing Agreement to the Issuer (line 43 minus line 44 minus line 45)	$—

H.	Instructions To Make Certain Payments (Funds Movement Analysis)

	Pursuant to Section 5.01 of the Indenture Supplement, the Servicer does hereby instruct the Indenture Trustee and the Paying Agent to pay on the Distribution Date in accordance with Section .01 from amounts held by the Paying Agent, the following amounts as set forth below:
	47.	Total Collections allocable to Series 2000-Six (line 17 plus line 18 plus line 40)	$70,447,504.89

	48.	Permitted withdrawals made by the Servicer from the Collection Account during Monthly Period (sum of lines 48(a) through 48(d))	$(68,935,703.82)

		(a) Amounts deposited into the Spread Account pursuant to Subsection 4.01(b)(ii)	$—

		(b) Amounts deposited into the Spread Account pursuant to Subsections 4.01(c)(ii)(w) and (c)(ii)(x)	$—

		(c) Required Reserve Account Amount deposited into the Reserve Account	$—

		(d) Amounts in respect of Series 2000-Six Allocable Principal Collections withdrawn prior to Distribution Date	$(63,737,294.00)

		(e) Amounts in respect of Series 2000-Six Allocable Finance Charge withdrawn prior to Distribution Date	$(5,198,409.82)

	49.	Net collections (line 47 plus line 48)	$1,511,801.07

	50.	Pay To Class A Noteholders (line 22(g))	$676,666.67

	51.	Pay To Class B-1 Noteholders (line 22(m))	$330,503.33

	52.	Pay To the Servicer (line 24 plus line 25)	$54,558.56

	53.	Pay To the Insurer (line 28 plus line 30 plus line 31)	$150,000.00

	54.	Pay To/From the Transferor (line 49 minus lines 50 through 53)	$300,072.51

	55.	Check: Sum of lines 50 through 54 must equal line 49	$1,511,801.07

I.	Accrued And Unpaid Amounts

	After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month:
	56.	The aggregate amount of all unreimbursed Reduction Amounts		$—

	57.	The aggregate amount by which the "Class B Note Principal Balance" has been reduced		$—

	58.	Previously due and unpaid Class A and B-1 Monthly Interest		$—

	59.	Previously due and unpaid Servicer Fees		$—

J.	Management Reporting Data
	60.	Net Yield Information:
		(a)	Current Net Portfolio Yield (((line 18(a) minus line 8) divided by line 5) times 12)	6.4%

		(b)	Base Rate ((line 22(c) plus line 22(d) plus line 22(j) plus line 24 plus line 28) divided by line 5 times 12)	2.21%

		(c)	Current Month Net Yield (line 60(a) minus line 60(b))	4.2%

		(d)	Prior Monthly Period Net Yield (prior month line 60(c))	4.7%

		(e)	Net Yield two months ago (prior month line 60(d))	5.0%

		(f)	Average Net Yield for the most recent three month period	4.6%

	61.	Delinquency Information:
		(a)	31 - 60 days delinquent ($59,888,589.24 divided by $1,407,938,644)	4.25%

		(b)	61 - 90 days delinquent ($40,182,770.37 divided by $1,407,938,644)	2.85%

		(c)	90+ days delinquent ($78,514,187.38 divided by $1,407,938,644)	5.58%

		(d)	(Total 30+ days delinquent) (line 65(a) through line 65(c))	12.68%

	62.	Required Enhancement Amount
		(a)	Required Enhancement Percentage	9%

		(b)	Required Enhancement Calculation (Line 62(a) times line 5)	$59,340,660

		(c)	Required Enhancement Amount (the greater of line 62(b) and $19,780,220)	$59,340,660

	63.	The ratio of total managed loans to shareholder's equity of CompuCredit is greater than 10 to 1		Yes

        IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on July 14, 2003

COMPUCREDIT CORPORATION,

By:

QuickLinks

  Exhibit 99.1
Monthly Certificate June 2003
CompuCredit Credit Card Master Note Business Trust Series 2000-Six